EQUITY METHOD INVESTMENTS	12 Months Ended
Dec. 31, 2022
Equity Method Investments and Joint Ventures [Abstract]
EQUITY METHOD INVESTMENTS	EQUITY METHOD INVESTMENTS
As of December 31, 2022, the Company had the following participation in investments that are recorded using the equity method:

(% of ownership)	2022	2021
TFG Marine Pte Ltd ("TFG Marine")	10.00%	10.00%
SwissMarine Pte. Ltd. ("SwissMarine")**	16.40%	17.50%
United Freight Carriers LLC. ("UFC")	50.00%	50.00%
Capesize Chartering Ltd. ("CCL")*	—	25.00%

*Following the termination of the pool agreement, in February 2022 our 25% share in CCL was sold for $17.5 thousands.
** In March 2023, our ownership in SwissMarine was diluted from 16.4% to 15.9%.

Movements in equity method investments for the years ended December 31, 2022 and 2021 are summarized as follows:

(in thousands of $)	Swiss Marine	UFC	TFG Marine	Other	Total
Balance as of December 31, 2020	15,371	545	483	—	16,399
Share of income / (loss)	24,351	1,073	(483)	3	24,944
Balance as of December 31, 2021	39,722	1,618	—	3	41,343
Distributions received from associated companies	(9,828)	(6,445)	—	—	(16,273)
Loss on disposal of equity method investments	(891)	—	—	—	(891)
Share of income	22,434	9,039	10,211	—	41,684
Other	—	—	—	(463)	(463)
Balance as of December 31, 2022	51,437	4,212	10,211	(460)	65,400

We have an equity investment of 16.4% in SwissMarine, a dry bulk freight operator. Our ownership in SwissMarine was diluted in March 2022 from 17.5% to 16.4% as a result of issuance of additional shares by SwissMarine to its employees. We have also provided a $10.7 million subordinated shareholder loan with a five-year term to SwissMarine, which was partially repaid by SwissMarine in 2020 and remaining balance of subordinated shareholder loan of $5.35 million was fully repaid by SwissMarine in 2022. We account for this investment under the equity method as we determined that we have a significant influence over the investee.

In January 2020, we entered into a joint venture agreement with Frontline and its subsidiary Bandama Investments Ltd and Trafigura Pte Ltd to establish TFG Marine, a leading global supplier of marine fuels. As a result, we acquired a 10% interest in TFG Marine. We also provided a shareholder loan of $1.0 million to TFG Marine, with outstanding amount of $0.9 million as of December 31, 2022. The loan has a five-year term and bears interest of LIBOR plus a margin of 7%. With reference to Note 30, "Subsequent Events", the loan was fully repaid in February 2023. We account for this investment under the equity method as we determined that we have a significant influence over the investee.

We also have an equity investment of 50% of the shares in UFC, a dry cargo vessel operator and logistics service provider. We account for this investment under the equity method, and the book value of the investment amounted to $4.2 million as of December 31, 2022. Further, in 2022, we received dividends from UFC in total of $6.4 million.
In 2022, cash dividends received from equity method investees amounted to $16.3 million (2021: nil, 2020: $0.5 million).